SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]      Confidential, for use of the Commission only as permitted by Rule 14a-6
         (e)(2)

                                  NAVTECH, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


        1)     Title of each class of securities to which transaction applies:

               not applicable
               --------------------------------------------------------------


        2)     Aggregate number of securities to which transaction applies:

               not applicable
               --------------------------------------------------------------


        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined)

               not applicable
               --------------------------------------------------------------


         4)    Proposed maximum aggregate value of transaction:

               not applicable
               --------------------------------------------------------------


         5)    Total fee paid:

               not applicable
               --------------------------------------------------------------

         [ ]   Fee paid previously with preliminary materials:

               --------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)    Amount previously paid:

               --------------------------------------------------------------


         2)    Form, Schedule or Registration Statement no.:

               --------------------------------------------------------------


         3)    Filing Party:

               --------------------------------------------------------------


         4)    Date Filed:

               --------------------------------------------------------------

                                  NAVTECH, INC.
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  APRIL 5, 2004

--------------------------------------------------------------------------------






To the Shareholders
of NAVTECH, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of NAVTECH, INC., a Delaware corporation, will be held in the Executive Boardroom at the offices of our subsidiary, Navtech Systems Support Inc., located at 175 Columbia Street West, Suite 102, Waterloo, Ontario, Canada N2L 5Z5 on Monday, April 5, 2004 at 2:00 p.m., local time, for the following purposes:

     (1)  To elect a board of four directors.

     (2) To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on February 27, 2004 are entitled to notice of, and to vote at, the meeting or any adjournment thereof.


                                                David Strucke
                                                Secretary


March 8, 2004






================================================================================
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE, DATE AND SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF NAVTECH, AND RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. A SHAREHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.
================================================================================

                                  NAVTECH, INC.

                                 PROXY STATEMENT


This Proxy Statement is being mailed to you on or about March 8, 2004. All of our shareholders of record at the close of business on February 27, 2004 are being mailed this Proxy Statement in connection with the solicitation by our Board of Directors of proxies to be voted at the Annual Meeting of Shareholders to be held on Monday, April 5, 2004, in the Executive Boardroom at the offices of our subsidiary, Navtech Systems Support Inc. ("Navtech-Canada"), located at 175 Columbia Street West, Suite 102, Waterloo, Ontario, Canada N2L 5Z5 at 2:00 p.m. local time, or any adjournment thereof.

All proxies duly executed and received will be voted on the matters presented at the meeting in accordance with the specifications made in such proxies. In the absence of specified instructions, proxies so received will be voted FOR the named nominees to our Board of Directors.

The Board does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees to the Board. In the event that any other matter should come before the meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

The total number of our common shares, par value $.001 per share, outstanding as of February 27, 2004 was 4,234,488. Each common share is entitled to one non-cumulative vote. The common shares are the only class of securities entitled to vote. A majority of the common shares outstanding and entitled to vote as of February 27, 2004, or 2,117,245 common shares, must be present at the meeting in person or by proxy in order to constitute a quorum for the transaction of business. Only shareholders of record as of the close of business on February 27, 2004 will be entitled to vote.

With regard to the election of directors, votes may be cast in favor or withheld. The directors shall be elected by a plurality of the votes cast in favor. Accordingly, based upon there being four nominees, each person who receives one or more votes will be elected as a director. Votes withheld in connection with the election of one or more of the nominees for director will not be counted as votes cast for such individuals.

Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with Navtech written notice of revocation or a fully executed proxy bearing a later date. The proxy may also be revoked by affirmatively electing to vote in person while in attendance at the meeting. However, a shareholder who attends the meeting need not revoke a proxy given and vote in person unless the shareholder wishes to do so. Written revocation or amended proxies should be sent to the attention of our Corporate Secretary at the offices of our subsidiary, Navtech Systems Support Inc., located at 175 Columbia Street West, Suite 102, Waterloo, Ontario, Canada N2L 5Z5.

The proxy is being solicited by our Board of Directors. We will bear the cost of the solicitation of proxies including the charges and expenses of brokerage firms and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial owners of common shares. Solicitations will be made primarily by mail, but certain of our directors, officers or employees may solicit proxies in person or by telephone, telecopier, telegram, or e-mail without special compensation.

A list of shareholders entitled to vote at the meeting will be available for your examination at the offices of our subsidiary, Navtech Systems Support Inc., 175 Columbia Street West, Suite 102, Waterloo, Ontario, Canada, for a period of ten days prior to the meeting and will also be available at the meeting.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation for the last three fiscal years of all of our executive officers as of October 31, 2003 who had a total salary and bonus for such year in excess of $100,000.

======================================= ================================================= ===================
                                                                                              Long-Term
                                                                                             Compensation
                                                                                          -------------------
                                                      Annual Compensation                       Awards
---------------------------- ---------- ---------------- ------------- ------------------ -------------------
                                                                                                Common
                                                                                                Stock
                                                                         Other Annual         Underlying
Name and Principal Position    Year         Salary          Bonus        Compensation          Options
---------------------------- ---------- ---------------- ------------- ------------------ -------------------
David Strucke, Chief           2003     $    118,675       $ 23,734          -0-                 -0-
 Executive Officer             2002     $     94,319       $ 19,062          -0-               100,000
                               2001     $     87,086          -0-            -0-                 -0-
---------------------------- ---------- ---------------- ------------- ------------------ -------------------
Derek Dawson, Vice             2003     $    112,122         -0-             -0-                 -0-
 President - Sales and         2002     $    104,234         -0-             -0-                 -0-
 Business Development          2001     $     98,715         -0-             -0-                 -0-
============================ ========== ================ ============= ================== ===================

Option Tables

               OPTION GRANTS IN FISCAL YEAR ENDED OCTOBER 31, 2003

======================================================================================================================
                               Shares of
                              Common Stock           Percent of Total Options
                       Underlying Options Granted    Granted to Employees in         Exercise
         Name                                              Fiscal Year             Price/Share      Expiration Date
----------------------------------------------------------------------------------------------------------------------
David Strucke                     -0-                           -                       -                  -
----------------------------------------------------------------------------------------------------------------------
Derek Dawson                      -0-                           -                       -                  -
======================================================================================================================

        AGGREGATED OPTION EXERCISES IN FISCAL YEAR ENDED OCTOBER 31, 2003
                        AND FISCAL YEAR-END OPTION VALUES

================================== ================================= ==================================
                                         Number of Unexercised             Value of Unexercised
                                              Options at                   In-the-Money Options
                                           October 31, 2003                 at October 31, 2003
---------------------------------- --------------------------------- ----------------------------------
Name                                  Exercisable/Unexercisable          Exercisable/Unexercisable
---------------------------------- --------------------------------- ----------------------------------
David Strucke                                150,000/-0-                        $30,938/-0-
---------------------------------- --------------------------------- ----------------------------------
Derek Dawson                                  50,000/-0-                        $5,938/-0-
================================== ================================= ==================================

No options were exercised by either Messrs. Strucke or Dawson during the fiscal year ended October 31, 2003.

Long-Term Incentive Plan Awards

No awards were made to Messrs. Strucke or Dawson during the fiscal year ended October 31, 2003 under any long-term incentive plan.

Compensation of Directors

Our directors, with the exception of salaried officers, are entitled to receive an annual retainer of $7,200 (payable quarterly in advance) and $600 per Board and/or committee meeting attended. The Chairman of the Board is entitled to receive an annual retainer of $8,640 (payable quarterly in advance), and the Chairman of a committee is entitled to receive $900 per committee meeting chaired. In addition, our directors are entitled to be reimbursed for travel expenses incurred in attending any meeting of the Board or any of its committees. Our By-Laws also provide, to the extent permitted by law, for certain indemnification of our directors.

Employment   Contracts,   Termination   of  Employment   and   Change-In-Control
Arrangements

None.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Our common stock is the only class of securities outstanding. Each share is entitled to one vote. The following table sets forth certain information regarding our outstanding common stock beneficially owned as of February 27, 2004 by:

o each person who is known by us to own beneficially or exercise voting or dispositive control over more than 5% of our common stock,
o    each present director,
o    each person named in the Summary Compensation Table above, and
o    all of our present executive officers and directors as a group

========================================= ============================== =========================
Name and Address of Beneficial Owner            Number of Shares          Approximate Percentage
                                               Beneficially Owned          of Outstanding Shares
----------------------------------------- ------------------------------ -------------------------

Robert N. Snyder                          940,000 (1)                    21.7%
7200 Wisconsin Avenue, Suite 601
Bethesda, Maryland
----------------------------------------- ------------------------------ -------------------------

Alain Mallart                             658,700 (2)                    15.6%
38 avenue des Klauwaerts
1050 Brussels, Belgium
----------------------------------------- ------------------------------ -------------------------

Dorothy A. English                        465,000 (3)                    10.3%
175 Columbia Street West
Waterloo, Ontario, Canada
----------------------------------------- ------------------------------ -------------------------

John Bethanis                             366,443 (4)                    8.7%
11420 S W 109th Road
Miami Florida
----------------------------------------- ------------------------------ -------------------------

Michael Ueltzen                           325,000 (5)                    7.6%
5801 Lee Highway
Arlington, Virginia
----------------------------------------- ------------------------------ -------------------------

David Strucke                             190,000 (6)                    4.3%
175 Columbia St. W. Suite 102
Waterloo, Ontario, Canada
----------------------------------------- ------------------------------ -------------------------

Derek Dawson                              50,000 (7)                     1.2%
175 Columbia St. W., Suite 102
Waterloo, Ontario, Canada
----------------------------------------- ------------------------------ -------------------------

Thomas D. Beynon                          45,000 (8)                     1.1%
675 Riverbend Drive
Kitchener, Ontario, Canada
----------------------------------------- ------------------------------ -------------------------

Michael Jakobowski                        35,000 (9)                     0.8%
7200 Wisconsin Avenue, Suite 601
Bethesda, Maryland
----------------------------------------- ------------------------------ -------------------------

All executive officers and directors as   676,250 (5)(6)(7)(8)(9)(10)    14.8%
a group (8 persons)
========================================= ============================== =========================

(1) Based upon Schedule 13D, as amended, filed with the Securities and Exchange Commission. Includes (i) 100,000 shares that are issuable upon the exercise of a warrant that is currently exercisable and (ii) 40,000 shares owned by Wyoming Investments Limited Partnership, of which Mr. Snyder is a general partner.
(2) Based upon Schedule 13G filed with the Securities and Exchange Commission. We have been advised that the amount includes (i) 25,000 shares owned by Euro Business Angels S.A., an entity indirectly controlled by Mr. Mallart,
     (ii) 157,000 shares owned by Finextern S.A., an entity controlled by Mr. Mallart, and (iii) 476,700 shares owned by Net Mutation S.A., an entity indirectly controlled by Mr. Mallart.
(3) Based upon Schedule 13D, as amended, filed with the Securities and Exchange Commission. Includes 260,000 shares that are issuable upon exercise of options that are currently exercisable.
(4)  Based upon Schedule 13D filed with the Securities and Exchange Commission.
(5) Based upon Schedule 13D filed with the Securities and Exchange Commission. Represents (i) 300,000 shares owned by Republic Electronics Corporation of which Mr. Ueltzen is the majority shareholder, President and Chief Executive Officer, and (ii) 25,000 shares that are issuable upon exercise of options that are currently exercisable.
(6) Includes 150,000 shares that are issuable upon exercise of options that are currently exercisable.
(7) Represents shares that are issuable upon exercise of options that are currently exercisable.
(8) Represents shares that are issuable upon exercise of options that are currently exercisable.
(9) Includes 25,000 shares that are issuable upon exercise of options that are currently exercisable.
(10) Includes 31,250 shares that are issuable upon exercise of options that are currently exercisable, or are exercisable within 60 days.

       SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth information as of October 31, 2003 with respect to compensation plans (including individual compensation arrangements) under which our common stock is authorized for issuance, aggregated as follows:

o    All compensation plans previously approved by security holders; and
o    All compensation plans not previously approved by security holders.

                      EQUITY COMPENSATION PLAN INFORMATION

---------------------------------------- ------------------------ -------------------- -------------------------------
                                          Number of securities     Weighted average         Number of securities
                                            to be issued upon      exercise price of      remaining available for
                                               exercise of            outstanding       future issuance under equity
                                          outstanding options,     options, warrants   compensation plans (excluding
                                           warrants and rights        and rights          securities reflected in
                                                   (a)                    (b)                   column (a))
                                                                                                    (c)
---------------------------------------- ------------------------ -------------------- -------------------------------
Equity  compensation  plans approved by         1,023,515                $.55                    1,898,985
security holders
---------------------------------------- ------------------------ -------------------- -------------------------------
Equity  compensation plans not approved            -0-                    -0-                       -0-
by security holders
---------------------------------------- ------------------------ -------------------- -------------------------------
Total                                           1,023,515                $.55                    1,898,985
---------------------------------------- ------------------------ -------------------- -------------------------------

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Alain Mallart/Easy Flying S.A.

Alain Mallart is one of our principal stockholders and, to our knowledge, was as of October 31, 2002 a principal stockholder of Easy Flying S.A., a company incorporated in France.

In the fourth quarter of fiscal 2002, we foreclosed on 100,000 Navtech shares that had served as security for payment of a note payable. On the date of transfer, these shares had a fair market value of $30,000, equal to the net book value of the receivable. Therefore, this transaction had no impact on the statement of operations in fiscal 2002.

Global Weather Dynamics, Inc.

Robert Snyder is one of our principal stockholders and is a principal stockholder of Global Weather Dynamics, Inc. Michael Ueltzen is one of our directors and was President of GWDI until his resignation effective January 1, 2002.

At the beginning of fiscal 2002, a balance of $212,284 was receivable from GWDI of which $111,113 had been provided for in fiscal 2001. During fiscal 2002, the Company's ability to collect this receivable had become doubtful and the provision was increased by $101,171 to reduce the net receivable to nil.

We received $160,000 from GWDI in March 2003. The collection of the remaining $52,000 due to us remains uncertain and is fully provided for. We are continuing to pursue collection of this amount.

                        PROPOSAL 1: ELECTION OF DIRECTORS

Nominees

Four directors are to be elected at the meeting to serve until the next Annual Meeting of Shareholders and until their respective successors have been elected and have qualified, or until their earlier resignation or removal.

The following table sets forth the positions and offices presently held with us by each nominee for election as director, his age as of February 27, 2004, and the year in which he became a director. Proxies not marked to the contrary will be voted in favor of their election.

==============================================================================================================
                                                          Positions and Offices                  Year Became
            Name                    Age                Presently Held with Navtech                Director
==============================================================================================================
David Strucke                       35     President,  Chief  Executive  Officer,  Secretary,      2001
                                           and Director
==============================================================================================================
Thomas D. Beynon                    62     Director                                                2000
==============================================================================================================
Michael Jakobowski                  43     Director                                                2001
==============================================================================================================
Michael Ueltzen                     58     Director                                                2001
==============================================================================================================

David Strucke has served as our President, Chief Executive Officer, Secretary and a director since November 2001. Mr. Strucke also served as our Chief Financial Officer from January 2000 to November 2003. Mr. Strucke served as Vice President - Finance & Accounting of Navtech-Canada from October 1999 to January 2000 and as its Director of Finance and Accounting and a Business Analyst from January 1999 to October 1999. Prior to joining us, Mr. Strucke served as a Financial Analyst focusing on mergers and acquisitions for an automotive capital equipment manufacturer and performed financial and accounting consulting work for manufacturing companies from 1996 to 1998. Mr. Strucke obtained a Masters of Business Administration from Wilfrid Laurier University and is a graduate of the University of Waterloo with a Bachelor's degree in Science in Engineering. Mr. Strucke has lectured on Introductory Finance for the undergraduate business program at Wilfrid Laurier University.

Thomas D. Beynon is a partner in the Waterloo, Ontario law firm of McCarter Grespan Robson Beynon Thompson LLP and a member of the Law Society of Upper Canada. He has been with the firm since March 1996. Prior to this, Mr. Beynon spent six years with the law firm, Sims Clement Eastman, from 1991 to 1996. Mr. Beynon serves as Corporate Secretary of Virtek Vision International Inc., a public company, and is a director of a number of private companies. Mr. Beynon has served as one of our directors since July 2000.

Michael Jakobowski has served as Chief Financial Officer of Cambridge Information Group since September 1999. Prior to joining Cambridge, Mr. Jakobowski was the Vice President of Accounting for Thomson Financial Database Group from August 1997 to September 1999, and the Corporate Controller for Kline Group from June 1994 to August 1997. Mr. Jakobowski is a member of the American Institute of Certified Public Accountants. Prior to 1994, Mr. Jakobowski spent over 11 years in public accounting with Price Waterhouse, Coopers & Lybrand, and Johnson Lambert and Co. Mr. Jakobowski has served as one of our directors since November 2001.

Michael Ueltzen is the President and CEO of The Republic Group (TRG) in Arlington, Virginia. Mr. Ueltzen joined TRG in 1968. TRG is a high-tech export management firm with representatives in 78 countries, and specializes in systems integration and engineering projects with emphasis on international environmental problems. Mr. Ueltzen and TRG were awarded the Presidential E-Star Award for outstanding contribution to the United States Export Expansion Program. Mr. Ueltzen has been a member of the American Meteorological Society since 1985. Mr. Ueltzen served as President of Global Weather Dynamics, Inc until December 2001. Mr. Ueltzen has served as one of our directors since July 2001.

Committees

The Audit Committee of the Board of Directors assists the Board in fulfilling its responsibilities for oversight of the quality and integrity of our accounting, auditing, internal control and financial reporting practices. It may also have such other duties as may from time to time be assigned to it by the Board. The members of the Audit Committee currently are Messrs. Beynon and Jakobowski, with Mr. Jakobowski serving as Chairman. The directors who serve on the Audit

Committee are "independent" directors based on the definition of independence in the listing standards of the National Association of Securities Dealers. The Board of Directors has adopted a written charter for the Audit Committee.

The Nominating Committee of the Board makes recommendations to the Board on qualifications and selection criteria for Board members, reviews the qualifications of potential candidates for the Board and makes recommendations to the Board on nominees to be elected at the Annual Meeting of Shareholders. The members of the Nominating Committee currently are Messrs. Jakobowski and Ueltzen. The directors who serve on the Nominating Committee are "independent" directors based on the definition in the listing standards of the National Association of Securities Dealers. The Nominating Committee has a written charter, a copy of which is attached to this Proxy Statement as Appendix A. The charter is not currently available on our website. The Nominating Committee will consider qualified director candidates recommended by shareholders if such recommendations for director are submitted in writing to our Secretary at c/o Navtech Systems Support Inc., 175 Columbia Street West, Suite 102, Waterloo, Ontario, Canada N2L-5Z5. At this time, no additional specific procedures to propose a candidate for consideration by the Nominating Committee, nor any minimum criteria for consideration of a proposed candidate for nomination to the Board, have been adopted.

There are no other committees of the Board of Directors, all other functions being performed by the Board as a whole.

Report of the Audit Committee

In overseeing the preparation of Navtech's financial statements, the Audit Committee met with both management and Deloitte & Touche LLP, Navtech's independent auditors, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the independent auditors. The Committee's review included discussion with the outside auditors of matters required to be disclosed pursuant to Statement of Auditing Standards (SAS) No. 61
(Communication With Audit Committees), as amended by SAS No. 89 (Audit Adjustments) and SAS No. 90 (Audit Committee Communications)

The Committee also discussed with Deloitte & Touche LLP matters relating to its independence, including the written disclosures and the letter delivered to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the audited financial statements be included in Navtech's Annual Report on Form 10-KSB for the fiscal year ended October 31, 2003, for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Michael Jakobowski - Chairman
Thomas D. Beynon

Meetings

The Board held nine meetings during the fiscal year ended October 31, 2003. Each of our directors attended all meetings held during the fiscal year.

The Audit Committee held four meetings during the fiscal year ended October 31, 2003. Both committee members attended the four meetings.

The Nominating Committee was not in existence during the fiscal year ended October 31, 2003.

Communications with the Board of Directors

Any security holder who wishes to communicate with the Board of Directors or a particular director should send the correspondence to the Board of Directors, Navtech, Inc. or the particular director, as the case may be, c/o Navtech Systems Support Inc., 175 Columbia Street West, Suite 102, Waterloo, Ontario, Canada N2L-5Z5, Attn: Secretary. Any such communication so addressed will be forwarded by the Secretary to the members or particular member of the Board.

We do not have a formal policy regarding director attendance at our Annual Meeting of Shareholders. However, all directors are encouraged to attend. One of the Board members was in attendance at last year's Annual Meeting of Shareholders.

Family Relationships

There is no family relationship among any of our executive officers and directors.

Term of Office

Each director will hold office until the next annual meeting of shareholders or until his successor is elected and qualified.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on a review of copies of Forms 3 and 4 furnished to us and written representations that no other reports were required, during the fiscal year ended October 31, 2003, all Section 16(a) filing requirements applicable to the officers, directors and 10% stockholders were complied with.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Deloitte & Touche LLP, our independent auditors, has served as such since the fiscal year ended October 31, 2000.

It is not expected that a representative from Deloitte & Touche LLP will attend the meeting.

Audit Fees

The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of our annual financial statements for the 2003 fiscal year and the review of the financial statements included in our Forms 10-QSB for that fiscal year were approximately $30,705.

Financial Information Systems Design and Implementation Fees

During fiscal 2003, Deloitte & Touche LLP did not render to us any of the professional services with regard to financial information systems design and implementation described in paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X.

All Other Fees

The aggregate fees billed for services rendered by Deloitte & Touche LLP for fiscal 2003, other than the services described above under "Audit Fees", were $43,953.

The Audit Committee considered whether the provision of the services covered in "All Other Fees" is compatible with maintaining Deloitte & Touche LLP's independence.

                              SHAREHOLDER PROPOSALS

Shareholder proposals intended to be presented at the our next Annual Meeting of Shareholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission, promulgated under the Securities Exchange Act of 1934, must be received by our Secretary at the offices of our subsidiary, Navtech Systems Support Inc., 175 Columbia Street West, Suite 102, Waterloo, Ontario, Canada, N2L 5Z5 by November 8, 2004 for inclusion in our Proxy Statement and form of proxy relating to such meeting.

The following requirements with respect to shareholder proposals and shareholder
nominees   to  the   Board  of   Directors   are   included   in  our   By-Laws.

     1. Shareholder Proposals. For a proposal to be properly brought before an annual meeting by one of our shareholders, the shareholder must have given timely notice to our Secretary. To be timely, such proposal must be received by the Secretary at the principal executive offices on a date which is not less than 60 days nor more than 90 days prior to the date which is one year from the date of the mailing of the Proxy Statement for the prior year's annual meeting of shareholders. If during the prior year we did not hold an annual meeting, or if the date of the meeting for which a shareholder intends to submit a proposal has changed more than 30 days from the date of the meeting in the prior year, then such notice must be received a reasonable time before we mail the Proxy Statement for the current year. A shareholder's notice must set forth as to each matter the shareholder proposes to bring before the annual meeting certain information regarding the proposal, including (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at such meeting; (b) the name and address of such shareholder proposing such business; (c) the class and number of our shares which are beneficially owned by such shareholder; and (d) any material interest of such shareholder in such business. No business proposed by a shareholder shall be conducted at an annual meeting except in accordance with these procedures. These requirements are separate from and in addition to the requirements a shareholder must meet to have a proposal included in our Proxy Statement.

     2. Shareholder Nominees. In order for persons nominated to the Board of Directors, other than those persons nominated by or at the direction of the Board of Directors, to be qualified to serve on the Board of Directors, such nomination must be made pursuant to timely notice in writing to our Secretary. To be timely, a shareholder's notice must be received at our principal executive offices not less than 60 days nor more than 90 days prior to the meeting; provided, however, that, in the event that less than 70 days' notice of the date of the meeting is given to shareholders and public disclosure of the meeting date, pursuant to a press release, is either not made or is made less than 70 days prior to the



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meeting date,  then notice by the  shareholder  to be timely must be so received not later than the close of business on the tenth day  following  the earlier of
(a) the day on which such notice of the date of the meeting was mailed to shareholders or (b) the day on which such public disclosure was made. The shareholder filing the notice of nomination must describe various matters, including such information as (a) the name, age, business and residence addresses, occupation or employment and shares held by the nominee; (b) any other information relating to such nominee required to be disclosed in a Proxy Statement; and (c) the name, address and shares held by the shareholder.

Any notice given pursuant to the foregoing requirements must be sent to our Secretary at c/o Navtech Systems Support Inc., 175 Columbia Street West, Suite 102, Waterloo, Ontario, Canada, N2L 5Z5. The foregoing is only a summary of the provisions of our By-Laws that relate to shareholder proposals and shareholder nominations for director.

                                 OTHER BUSINESS

While the accompanying Notice of Annual Meeting of Shareholders provides for the transaction of such other business as may properly come before the meeting, we have no knowledge of any matters to be presented at the meeting other than those listed as Proposal 1 in the notice. However, the enclosed proxy gives discretionary authority in the event that any other matters should be presented.

                                   FORM 10-KSB

This Proxy Statement is accompanied by a copy of our Annual Report on Form 10-KSB for the fiscal year ended October 31, 2003 (excluding exhibits). We will furnish a copy of any exhibits upon request. We may charge a fee equal to our reasonable expenses in furnishing the exhibits.

                                                  David Strucke
                                                  Secretary

Waterloo, Ontario
March 8, 2004


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                                                                       Exhibit A


                                  NAVTECH, INC.
                          NOMINATING COMMITTEE CHARTER

Composition

The Nominating Committee of Navtech, Inc. (the "Committee") shall be comprised of one or more directors as determined by the Board of Directors. One of the members of the Committee shall be elected Chairman by the Board of Directors or by the Committee members. Members of the Committee shall be elected each year at the first meeting of the Board of Directors following the Annual Meeting of Shareholders. The Board may appoint members to fill any vacancies that arise during the year. The members of the Committee shall meet the definition of "independence" in the listing standards of the National Association of Securities Dealers.

Authority

The Committee is granted the authority to perform the duties enumerated in this Charter.

Responsibility

The Board delegates to the Committee responsibility to recommend to the Board changes in Board composition as more particularly provided for below.

Specific Duties

The Committee shall be responsible for the following:

o make recommendations to the Board with respect to the size and composition of the Board;
o make recommendations to the Board on the minimum qualifications and standards for director nominees and the selection criteria for the Board members, and review the qualifications of potential candidates for the Board;
o make recommendations to the Board on nominees to be elected at the Annual Meeting of Shareholders; and
o seek and identify a qualified director nominee, in the event that a director vacancy occurs, to be recommended to the Board for either appointment by the Board to serve the remainder of the term of a director position that is vacant or election at the Annual Meeting of the Shareholders.

Meetings

The Committee shall meet at such times as the Chairman of the Committee shall designate. A majority of the members of the Committee shall constitute a quorum for the transaction of business. As necessary or desirable, the Chairman of the Committee may request that certain members of management be present at meetings of the Committee.

Reports And Minutes

The Committee shall report to the Board as to actions of the Committee at the next regularly scheduled meeting of the Board (or as required by the nature of its duties or its activities) and shall make recommendations to the Board as the Committee decides are appropriate. The Committee shall keep minutes for each meeting. The Committee Chairman shall review and approve the Committee minutes, and they shall be filed with the Corporate Secretary for retention with the records of the Company.



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                                  NAVTECH, INC.

           This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints David Strucke and Thomas D. Beynon as proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them, to represent and vote, as designated below, all the Common Shares of Navtech, Inc. (the "Company") held of record by the undersigned at the close of business on February 27, 2004 at the Annual Meeting of Shareholders to be held on April 5, 2004 or any adjournment thereof.

1.  Election of Directors:

    [  ] FOR all nominees listed below   [  ] WITHHOLD AUTHORITY to vote (except
                                              as marked to the contrary for all
                                              nominees listed below)

(Instruction: To withhold authority to vote for any individual nominee, strike such nominee's name from the list below.)

  Thomas D. Beynon    Michael Jakobowski    David Strucke    Michael Ueltzen

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the named nominees as directors.

     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                    Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                    Dated:
                          --------------, ----


                    ---------------------------------------
                    Signature

                    ---------------------------------------
                    Signature if held jointly